SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) July 20, 2001

BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     	333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated July 20, 2001.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date July 20, 2001.
		Principal	  Interest		Ending Balance
Cede & Co.	$20,232,291.78	$1,454,019.39		$402,115,247.18

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated July 20, 2001







	Statement to Certificateholders (Page 1 of 2)

	Distribution Date:						7/20/01

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed		1.710611
		Investor Certificate Interest Shortfall Distributed	0.000000
		Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

		Managed Amortization Period ? (Yes=1; No=0)					1
		Investors Certificate Principal Distributed	23.802696
		  Principal Distribution Amount		23.515596
		     Maximum Principal Payment		31.806101
		     Alternative Principal Payment	23.515596
		     Principal Collections less Additional Balances	23.515596
		  Investor Loss Amount Distributed to Investors	0.227742
		  Accelerated Principal Distribution Amount	0.059358
		  Credit Enhancement Draw Amount	0.00

		Total Amount Distributed to Certificateholders (P & I) 25.513307

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance	422,347,538.96
		Ending Investor Certificate Balance	402,115,247.18
		Beginning Invested Amount	 	431,892,806.94
		Ending Invested Amount			411,710,969.75
		Investor Certificateholder Floating Allocation Percentage	96.1762%
		Pool Factor		0.4730768
		Liquidation Loss Amount for Liquidated Loans	201,277.10
		Unreimbursed Liquidation Loss Amount	0.00

	C.	POOL INFORMATION

		Beginning Pool Balance	449,064,039.72
		Ending Pool Balance	428,874,506.13
		Servicing Fee		187,110.02

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate	4.131250%
		LIBOR Rate	3.881250%
		Maximum Rate	7.670463%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts		191
		   Trust Balances		5,943,948.00
		Delinquent 60-89 days
		    No. of Accounts		72
		   Trust Balances		2,076,907.00
		Delinquent 90+ days
		    No. of Accounts		98
		   Trust Balances		3,636,362.00
		Delinquent 9+ Months
		    No. of Accounts		0
		   Trust Balances		0.00
		REO
		    No. of Accounts		0
		   Trust Balances		0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:						7/20/01

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 17th day of July, 2001


		       Bank One, N.A.
		       as Servicer

			/s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President


	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated July 20, 2001